                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 13, 2003

      COMMISSION     REGISTRANT; STATE OF INCORPORATION;        IRS EMPLOYER
     FILE NUMBER        ADDRESS; AND TELEPHONE NUMBER         IDENTIFICATION NO.
     -----------        -----------------------------         ------------------
        1-9513             CMS ENERGY CORPORATION                38-2726431
                          (A MICHIGAN CORPORATION)
                      FAIRLANE PLAZA SOUTH, SUITE 1100
                            330 TOWN CENTER DRIVE
                          DEARBORN, MICHIGAN 48126
                               (313) 436-9261


        1-5611            CONSUMERS ENERGY COMPANY               38-0442310
                          (A MICHIGAN CORPORATION)
                          212 WEST MICHIGAN AVENUE
                              JACKSON, MICHIGAN
                               (517) 788-1030



        1-2921           PANHANDLE EASTERN PIPE LINE             44-0382470
                                   COMPANY
                        (A DELAWARE CORPORATION)
                   5444 WESTHEIMER ROAD, P.O. BOX 4967
                        HOUSTON, TEXAS 77210-4967
                             (713) 989-7000



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ITEM 5. OTHER EVENTS


On March 13, 2003, CMS Energy Corporation and Southern Union Company received requests for additional information ("Second Requests") from the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act relating to Southern Union's acquisition of Panhandle Eastern Pipe Line Company. CMS Energy and Southern Union intend to respond to the Second Requests as quickly as practicable, but unless issues raised by the FTC can be accommodated through a consent order settlement, the Second Requests will delay the closing of the transaction beyond March 31, 2003. The sale has been approved by the Massachusetts Department of Telecommunications and Energy and is pending before the Missouri Public Service Commission.

CMS Energy is a party to a $295.8 million revolving credit facility that has approximately $124 million outstanding and a maturity date of March 31, 2003. CMS Energy had planned to use the proceeds from the sale of Panhandle to pay down the facility. If CMS Energy and Southern Union are not be able to close the sale of Panhandle by March 31, 2003, CMS Energy has adequate cash reserves to retire the credit facility. However, to maintain its current liquidity, CMS Energy has requested that the lending banks amend the credit facility to extend the maturity date until the earlier of June 30, 2003 or the closing date for the sale of Panhandle.

This Form 8-K contains "forward-looking statements", within the meaning of the safe harbor provisions of the federal securities laws. The "forward-looking statements" are subject to risks and uncertainties. They should be read in conjunction with the "Forward-Looking Statements and Risk Factors" in CMS Energy's Form 10-Q for the Quarterly Period Ended September 30, 2002, Management Discussion and Analysis Consumers Energy Company's Form 10-K/A for the Year Ended December 31, 2001, Item I, Consumers Forward-Looking Statements Cautionary Factors and Uncertainties and Panhandle's Form 10-K/A for the Year Ended December 31, 2001, Item I, Panhandle Forward-Looking Statements Cautionary Factors and Uncertainties (all incorporated herein by reference) that discuss important factors that could cause CMS Energy's, Consumers Energy's and Panhandle's results to differ materially from those anticipated in such statements.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                    CMS ENERGY CORPORATION

Dated:  March 13, 2003

                                    By:   /s/ Thomas J. Webb
                                        ---------------------------------
                                        Thomas J. Webb
                                        Executive Vice President and Chief
                                        Financial Officer


                                    CONSUMERS ENERGY COMPANY

Dated:  March 13, 2003

                                    By: /s/ Thomas J. Webb
                                        ---------------------------------
                                        Thomas J. Webb
                                        Executive Vice President and Chief
                                        Financial Officer


                                    PANHANDLE EASTERN PIPE LINE
                                    COMPANY

Dated:  March 13, 2003

                                    By: /s/ Thomas J. Webb
                                        ---------------------------------
                                        Thomas J. Webb
                                        Executive Vice President and Chief
                                        Financial Officer